Exhibit 99.3

SLIDE 1

NU Logo

Northeast Utilities System

EEI Financial Conference

Hollywood, Florida

November 7, 2005

SLIDE 2

Safe Harbor Provisions

This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts.  These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”, “intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; expiration or initiation of significant energy supply contracts; changes in levels of capital expenditures; developments in legal or public policy doctrines; technological developments; volatility in electric and natural gas commodity markets; effectiveness of our risk management policies and procedures; changes in accounting standards and financial reporting regulations; fluctuations in the value of electricity positions; the methods, timing and results of the disposition of competitive businesses; terrorist attacks on domestic energy facilities; and other presently unknown or unforeseen factors.  Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission.  We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

SLIDE 3

Today’s Announcements

•

Divest all competitive business and focus solely on regulated utilities

•

Update five-year regulated capital expenditure estimates

•

Issue third-quarter results and reaffirm 2005 guidance

•

Establish 2006 guidance

•

Report on divestiture of wholesale, energy services business

SLIDE 4

Third-Quarter Results

•

Consolidated loss of $94.5 million

•

Regulated business earnings of $38.6 million, up 2.1% from 2004

-

Hot weather, rate increases, higher transmission earnings offset by higher costs, absence of 2004 nonrecurring benefits

•

Competitive business loss of $129.6 million

-

Wholesale and retail mark-to-market losses of $95 million

•

Parent, other costs of $3.5 million

-

Consistent with guidance

SLIDE 5

Key Developments in 2005

•

Transmission

-

Approvals of key southwest Connecticut projects

-

Bethel/Norwalk project ahead of schedule

-

Earnings growth continuing to track increased investment

•

Distribution

-

Major projects (LNG, Northern Wood) on schedule

-

Earnings on track

-

Full pass-through of rising energy, capacity costs

•

Competitive

-

Decided on full divestiture

-

Continued progress exiting wholesale marketing, energy services

-

Signed agreements to divest New England wholesale marketing book by 1/1/06 at a total cost of $230 million; $155 million paid to date

-

Negotiating reduction of PJM, New York wholesale marketing obligations

-

Expect to close on two of six services businesses this month

SLIDE 6

Corporate Strategy for 2006 and Beyond

-

Divest all non-regulated businesses during 2006

-

Simplify business model

-

Reduce business risk and improve financial flexibility

-

Enhance earnings visibility

-

Capitalize on increasing valuation of generation assets

-

Focus on regulated utility infrastructure capital expenditure programs

-

Transmission: To meet customers needs, up to $2.3 billion of capex in 2006-2010 vs. projected 12/31/05 rate base of $650 million

-

Distribution and generation: Approximately $2 billion of capex in 2006-2010 vs. projected 12/31/05 rate base of $2.85 billion

-

Finance regulated capital expenditures with appropriate combination of debt and equity to maintain investment grade ratings

2006: A year of transformation strategically and financially

SLIDE 7

Why Are We Moving in This Direction?

The Reason		The Result

New England’s energy infrastructure needs investment		Simplified business model

Lower risk profile and increased financial flexibility
Greater transmission investment provides attractive use of capital	→
Increased earnings predictability driven by rate base growth

Coal, hydro generation asset values rising

Capacity markets tightening		Attractive value proposition

SLIDE 8

We Will Transform Ourselves Into a 100% Regulated Utility

[Chart illustrating transformation of business into a regulated utility]

Year End 2005

Northeast Utilities
	Regulated				Competitive
Electric Distribution		Electric Transmission		Retail		Wholesale

Gas Distribution		Regulated Generation		Generation		Services

Year End 2006

Northeast Utilities
Electric Distribution		Electric Transmission

Gas Distribution		Regulated Generation

SLIDE 9

Necessary Regulated Capital Investment Will Produce

Substantial Rate Base Growth

Bar Chart Illustrating Cash Capital Expenditures in Millions and comparing Regulated Capital Expenditures and Depreciation

Regulated Rage Base CAGR of 14%

		Cash Captial Expenditures (shown in millions of $)
	Regulated Capex		Depreciation
2004 Actual	$611		$206
2005 Est.	$723		$216
2006 Est.	$864		$229
2007 Est.	$890		$262
2008 Est	$926		$238
2009 Est.	$778		$296
2010 Est.	$773		$323

SLIDE 10

NU is the Focus of New England’s Transmission

Infrastructure Update

-

ISO-NE has identified 272 transmission projects in its Regional System Plan

-

NU’s projects comprise 55% of the projected capital expenditures in the plan

[Pie Chart Illustrating breakdown in percentages by company of the projected capital expenditures in the ISO-NE’s Regional System Plan]

NU	55%
National Grid	14%
VELCO	12%
NSTAR	9%
United Illuminating	6%
Bangor Hydro	3%
Central Maine Power	1%

SLIDE 11

Transmission Will Comprise a Much Larger Share of

NU’s Regulated Mix

Northeast Utilities System

Electricity Transmission
YTD Net Income:		$31.6 million

Rate Base:		$650 million (Est. 12/31/05)

’06-’10 Capex:		$2.3 billion

Electricity Distribution and Generation
YTD Net Income:		$72.4 million

Rate Base:		$2.41 billion (Est 12/31/05)

’06-’10 Capex:		$1.8 billion

Gas LDC
YTD Net Income:		$10.3 million

Rate Base:		$440 million (Est 12/31/05)

’06-’10 Capex:		$0.3 billion

SLIDE 11 (Continued)

2005E Rate Base Composition

2005E Rate Base: $3.5 billion

[Pie Chart illustrating percentages of $3.5 billion rate base]

Transmission	19%
Gas	12%
Dist. & Reg. Generation	69%

2010E Rate Base Composition

2010E Rate Base: $6.5 billion

Transmission	36%
Gas	9%
Dist. & Reg. Generation	55%

SLIDE 12

Projected Transmission Rate Base Growth

[Bar Chart illustrating Projected Transmission Rate Base Growth]

Projected Transmission Rate Base CAGR of 29%

Shown in millions of dollars

	CL&P	PSNH	WMECO
2005	$459	$131	$67
2006	$803	$149	$72
2007	$1,036	$163	$72
2008	$1,291	$254	$72
2009	$1,503	$270	$75
2010	$1,913	$332	$79

SLIDE 13

Projected Distribution and Regulated Generation Rate Base

[Bar Chart illustrating Projected Distribution and Regulated Generation Rate Growth]

 Projected Distribution & Generation Rate Base CAGR of 8%

Shown in millions of dollars

	CL&P	PSNH	WMECO	Yankee Gas
2005	$1,460	$704	$250	$438
2006	$1,566	$840	$271	$469
2007	$1,742	$915	$292	$578
2008	$1,882	$987	$314	$596
2009	$2,016	$1,033	$331	$608
2010	$2,153	$1,087	$349	$620

SLIDE 14

Transmission Strategy

SLIDE 15

We are Confident in Our Ability to Execute the Strategic Plan

A review of our status over the past year shows significant forward progress

	Fall 2004	Fall 2005
Bethel-Norwalk project ($350 million	Final engineering and design; appeals just concluded	60% expected this year versus 45% targeted; full completion in 2006

Middletown-Norwalk project ($1 billion)	Contentious CT siting process ongoing	Siting approved; detailed design underway; construction expected to begin in 2006

Glenbrook Cables project ($120 million)	Preparing for siting application	Siting approved; detailed design underway; construction expected to begin in 2006

Other major projects	Several substation and line projects under construction	Haddam, Tioga, Huse Rd & Rochester in service, on budget & on schedule ($41M)

2005 Plant-in-service projections	$66 million in-service	Projected $173 million in-service due to accelerated project work

Capital spending deployment	2004 spending of $170 million	2005 spending of $256 million

SLIDE 16

New England’s Transmission Needs Provide for a Significant

Investment Opportunity

-

New England faces significant energy challenges, including the need for new transmission infrastructure

-

The current 345 kV backbone grid in New England is inadequate

-

Regional load pockets exist where uneconomic generation resources must be committed for reliability

-

Comprehensive plan will improve reliability while further enabling competitive markets, and creating savings for customers

-

It will also reward NU shareholders with a fair, FERC-regulated return on their invested capital

SLIDE 17

New England uses an Open Stakeholder Process to

Identify Regional Needs and Develop Solutions

{Wagon wheel chart illustrating the ISO NE Regional Plan System)

ISO-NE Inclusive Planning Process
Gas Supply				Operational Control
Regional System Plan

Fuel Diversity				Demand Side Resources

	Generation Resources		Transmission Projects

-

The Regional System Plan is a comprehensive approach to meet regional needs

-

The transmission aspect of that plan forms the basis of NU’s transmission business strategy

SLIDE 18

We Will Deploy Significant Capital Over the Next Five Years

[Bar chart showing capital spending historic and forecast for the period from 2006 – 2010]

(Shown in Millions of $)

Historic

$508 Million

	Major CT	Other	Preliminary	Total
2001		26		26
2002	16	39		55
2003	13	86		99
2004	65	106		171
2005	143	113		256
		Forecast Up to $2.3 Billion
2006	353	100		453
2007	422	131		553
	$1.3 Billion of major CT projects in 2006-2010 forecast period; $1.5 Billion in total
2008	393	142		535
2009	120	219	56	395
2010	1	221	142	364

•

Spending on major projects in Connecticut represents 80% of capital spending over the next three years.

•

The majority of our capital spending is secure from a siting viewpoint.

•

During 2006 we expect to complete the Bethel-Norwalk project and be well into the construction phase on the Middletown-Norwalk and the Glenbrook Cables projects.

SLIDE 19

The Changes in the Capital Program from Last Year are

Largely Driven by New Regional System Plan Projects

Bar Chart illustrating costs for new regional system plan projects, comparing prior forecast (2005-2009) to current forecast (2006-2010)

Shown in Millions of $

Cost
Prior Forecast (2005-2009)	$1,410
A New Middletown-Norwalk and Bethel-Norwalk Estimates	$360
B Southern New England Transmission Reliability Project	$265
C New Regional System Plan Projects	$162
D Preliminary Projects	$198
E Construction Work in Progress in Rate Base	($95)
Current Forecast (2006-2010)	$2,300

SLIDE 20

NU’s Transmission Revenue Requirements are 100%

FERC Regulated

100% of Revenue Requirements Regulated At FERC

•

NU’s FERC-approved transmission tariffs fully track all transmission costs

-

Rates are forward looking, based on forecasted investment level

-

Rates are adjusted every six months

-

Rates are trued up annually

•

The combination of forward looking rates and the annual true-up provision lowers the risk associated with recovery of transmission investment

•

FERC’s policies provide strong incentives for transmission investment, including ROE and CWIP in rate base treatment

SLIDE 21

NU Collects its Revenue Requirements Through a

Combination of Regional and Local Tariffs

100% of Revenue Requirements Regulated At FERC

NU Local Network Service

Others	CL&P	WMECO	PSNH
10%	59%	9%	22%

New England Regional Network Service

Others	CL&P	WMECO	PSNH
70%	20%	3%	7%

Recovery at the Retail Distribution Level

CL&P	WMECO	PSNH
Tracker	Tracker	Rate Case Required

-

ISO determines cost allocation for each project

-

Regionalized cost allocation results in a large component of our revenue requirements being recovered from non-NU companies in New England

-

At the distribution level, we have trackers in Connecticut and Massachusetts that allow for timely recovery

SLIDE 22

Transmission Investment Provides for Strong Growth

Based on current transmission investment schedule, NU’s transmission-related rate base is expected to grow at a 29% CAGR

[Bar chart illustrating growth rate of transmission rate base growth]

Shown in Millions of $

	Capex	Depreciation	Rate Base
2003	$99	$21	$430
2004	$171	$22	$456
2005	$256	$24	$620
$1035	$453	$26	$1035
2007	$553	$39	$1271
2008	$535	$43	$1617
2009	$395	$50	$1848
2010 Transmission Rate Base CAGR of 29%	$364	$67	$2325

*

Spending levels depend on final level and timing of all projects.  Capital expenditures reflect 50% CWIP in Rate Base treatment for four southwest Connecticut projects.

SLIDE 23

Our Investments Will Provide Significant Benefits for Customers

and Earnings for Shareholders

-

Customers will benefit from:

–

Improved system reliability and operational flexibility

–

Ability to connect much needed generation resources to the grid

–

Increases in deliverability of power within the region, thereby lowering congestion and energy costs

-

Investors will be rewarded through:

–

Strong earnings growth driven by increased rate base

–

Solid returns on equity, consistent with FERC policies and incentives

–

Certainty of cash flow

–

Limited cost recovery risk due to FERC-based tariffs

SLIDE 24

Financial Update

SLIDE 25

Financial Highlights

-

2005 results

–

Overall

–

Utility Group

–

NUEI

-

2005 – 2006 earnings guidance and drivers

-

Cash sources and uses

SLIDE 26

Year-To-Date Results

Shown in Millions of $

($ in millions)	September 30, 2005	EPS	September 30, 2004	EPS	Increase (Decrease)
Regulated, Parent Results
CL&P	$62.3	$0.48	$65.1	$0.51	($2.8)
PSNH	29.8	0.23	36.0	0.28	(6.2)
WMECO	11.9	0.09	8.7	0.07	3.2
Yankee Gas	10.3	0.08	8.5	0.07	1.8
Total Utility Group Earnings	$114.3	$0.88	$118.3	$0.92	($4.0)
Parent Expenses & Investment Writedowns	(10.1)	(0.07)	(14.6)	(0.11)	4.5
Earnings Excluding Competitive Results	$104.2	$0.81	$103.7	$0.81	$0.5

Competitive Business Results
Merchant Energy
Natural gas contract losses	$0.0	$0.00	($45.9)	($0.36)	$45.9
Wholesale market charges	(239.3)	(1.85)	$0.0	0.00	(239.3)
Earnings (excl. charges)	(36.5)	(0.28)	27.6	0.21	(64.1)
Restructuring charges	(7.9)	(0.06)	0.0	0.00	(7.9)
Retail transfer price to wholesale	(25.9)	(0.20)	0.0	0.00	(25.9)
Total Merchant	($309.6)	($2.39)	($18.3)	($0.15)	($291.3)

Services
Net earnings & NUEI Parent	($2.4)	($0.02)	($1.5)	($0.01)	($0.9)
Restructuring charges	(10.7)	0.08	0.0	0.00	(10.7)
Discontinued Operations	(21.4)	(0.17)	(0.4)	0.00	(21.0)
Total Services & Other	($34.5)	($0.27)	($1.9)	($0.01)	($32.6)
Total Competitive Business Earnings	($344.1)	($2.66)	($20.2)	($0.16)	($323.9)

Net Income	($239.9)	($1.85)	$83.5	$0.65	($323.4)

SLIDE 27

Third-Quarter Regulated Earnings

[Bar Chart Showing Third-Quarter Regulated Earnings for 2004 & 2005]

Distribution and PSNH Generation

$26.8 million in 2004;

$26.4 million in 2005

Shown in Millions of $

	CL&P	PSNH	WMECO	Yankee
2004	$14.6	$14.5	$1.3	($3.6)
2005	$16.5	$10.4	$3.7	($4.2)

Transmission

$11.0 million in 2004;

$12.2 million in 2005

Shown in Millions of $

	CL&P	PSNH	WMECO
2004	$7.1	$3.7	$0.2
2005	$9.6	$1.5	$1.1

SLIDE 28

Year-To-Date Regulated Earnings

[Bar Chart Showing Year-To-Date Regulated Earnings for 2004 & 2005]

Distribution and PSNH Generation Distribution

$94.7 million in 2004;

$82.7 million in 2005

Shown in Millions of $

	CL&P	PSNH	WMECO	Yankee
2004	$49.6	$30.1	$6.5	$8.5
2005	$39.8	$24.0	$8.6	$10.3

Transmission

$23.6 million in 2004;

$31.6 million in 2005

Shown in Millions of $

	CL&P	PSNH	WMECO
2004	$15.5	$5.9	$2.2
2005	$22.5	$5.8	$3.3

SLIDE 29

2005 NUEI Results

Shown in Millions of $

[Bar Chart Showing NUEI Results for 3Q05 and YTD 2005]

	Wholesale, Excl. Contract Market Changes	Wholesale Market Changes, Restructuring	Retail, Excl. Transfer Price	Retail Transfer Price	Services, Parent
3Q05	($31.0)	($77.6)	$1.1	($19.6)	($2.5)
YTD 2005	($40.4)	($247.2)	$3.9	($25.9)	($34.5)

SLIDE 30

2005 and 2006 Earnings Guidance

	2004 Actual	2005 Guidance	2006 Guidance

Regulated Distribution and Generation	$0.98	$0.96 - $1.00	$0.89 - $0.96

Transmission	$0.23	$0.26 - $0.30	$0.32 - $0.35
Total Regulated Business	$1.21	$1.22 - $1.30	$1.21 - $1.31

Parent, Other	($0.19)	($0.13 - $0.08)	($0.12 - $0.09)
Total Excluding NUEI	$1.02	$1.09 - $1.22	$1.09 - $1.22

SLIDE 31

Earnings Drivers at NUEI in 2005-2006 Until Divestiture

is Complete

-

Earnings on generation, retail, services until divested

-

Managing wholesale contracts not divested

-

Marking to market remaining wholesale, retail positions

-

Cash termination payments on wholesale contracts

-

Proceeds from competitive business divestitures

SLIDE 32

2006 Regulated Company Earnings Drivers

Distribution	Transmission

- Retail sales	- Capital investment progress

- Operating expenses	- Rate base growth

- Distribution rates	- Outcome of FERC ROE case

- Regulatory incentives

- NH generation ROE

SLIDE 33

Earnings To Be Driven By Investment Growth

Target Utility Capitalization Structure = 45% equity, 55% debt

Estimated Transmission ROE = 11%-12%

Estimated Cost of Capital Distribution ROE = 9 -10%

Rate Base in Millions OF $

Regulated

Rate Base

2004-2010

CAGR of 14%

[Bar Chart illustrating Estimated Earnings in Electric Transmission and Regulated Distribution and Generation]

	2005 Est.	2006 Est.	2007 Est.	2008 Est.	2009 Est.	2010 Est.
Electric Transmission	$657	$1,039	$1,271	$1,619	$1,848	$2,325
Regulated Distribution and Generation	$2,852	$3,152	$3,527	$3,778	$3,988	$4,208
Total	$3,509	$4,187	$4,798	$5,395	$5,837	$6,533

SLIDE 34

Items Affecting Q4 2005 and 2006 Cash Flows

Additional Sources:	Uses:

Internal:
Sales Growth	Higher transmission capex
Higher transmission rates, including 50%	Stable distribution capex
CWIP in rates for SW CT projects	Divestiture expenses
Lower CL&P regulatory refunds	Dividend payments
CL&P, WMECO rate increases	Higher operating, interest expenses
Tax benefits from wholesale buyouts	Taxes on merchant plant sales Minimal maturities
External:

Competitive business divestitures
NU equity issuance
CL&P debt issuance
Larger NU Parent revolvers

SLIDE 35

Focus

-

NU will transition toward a 100% regulated business

-

Simplified business model

-

Reduced operating risk profile and improved financial flexibility

-

Enhanced earnings predictability

Growth

-

Substantial regulated investment opportunities will drive superior regulated earnings growth

Financial Success Factors

-

EPS growth

-

Balance sheet strength to finance capital program

-

  Achieved ROEs

-

Consistent dividend policy

SLIDE 36

Questions

and

Answers